Assets	3 Months Ended
Dec. 31, 2014
Fair Value Disclosures [Abstract]
Assets

Assets

The Company has acquired the rights to five films . all of which are in the initial stages of pre-production, from Ocean Pure Media Corporation for $34,200.00. 300,000 shares valued at $.10 per share were issued to Hector Medina and 42,000 shares valued at $.10 per share were issued to 42 shareholders of Ocean Pure Media Corporation. The acquisition was done on a flat rate basis; meaning that there was no consideration of value placed on each individual film.

We plan to either market the rights to each individual film or possibly produce films contingent on the proper financing (as noted in the section Description of Business).

We have sold the rights to one film, "Two Sevens ClashÓ for $26,000.00

Films acquired:

"Badlands", (a Horror genre)

"Life of a third World Surfer", (Documentary)

"The Trestles" (Documentary)

"Two Sevens Clash", (the film rights were sold)

"Beirut-Beirut" ( Drama story)